SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

CRITICARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-31943	39-1501563
(Commission File Number)	(I.R.S. Employer I.D. Number)

20925 Crossroads Circle Suite 100 Waukesha, Wisconsin	53186
(Address of Principal Executive Offices)	(Zip Code)

262-798-8282
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Government and Management
Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 31, 2006, the Board of Directors of Cirticare Systems, Inc. (the "Company") increased the size of the Board from five directors to six directors and appointed Sam B. Humphries as a director. Mr. Humphries has been appointed to the class of directors whose terms expire at the 2007 annual meeting of stockholders. At this time, it has not been determined which committees of the Board Mr. Humphries may join. There are no related party transactions between the Company and Mr. Humphries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICARE SYSTEMS, INC.
Date: February 6, 2006
BY   /s/ Joel D. Knudson
       Joel D. Knudson, Vice President-Finance

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